                                                                     EXHIBIT 1.1
                                                                     -----------

                         2,500,000 Preferred Securities
                         CTBI Preferred Capital Trust II

                   8.25% Cumulative Trust Preferred Securities
               (Liquidation Amount of $10 per Preferred Security)

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                               January ___, 2002

J.J.B. HILLIARD, W.L. LYONS, INC.
2200 West Henderson Road
Columbus, Ohio 43220

FERRIS, BAKER WATTS, INCORPORATED
100 Light Street
Baltimore, Maryland 21202

Dear Sirs:

          Community Trust Bancorp, Inc., a Kentucky corporation (the "Company"), and its financing subsidiary, CTBI Preferred Capital Trust II, a Delaware business trust (the "Trust," and hereinafter together with the Company, the "Offerors"), propose that the Trust issue and sell to J.J.B. Hilliard, W.L. Lyons, Inc. and Ferris, Baker Watts, Incorporated (collectively, the "Underwriters"), pursuant to the terms of this Agreement, 2,500,000 of the Trust's 8.25% Cumulative Trust Preferred Securities, with a liquidation amount of $10.00 per preferred security (the "Preferred Securities"), to be issued under the Trust Agreement (as hereinafter defined), the terms of which are more fully described in the Prospectus (as hereinafter defined).

          The Offerors hereby confirm as follows their agreement with each of the Underwriters in connection with the proposed purchase of the Preferred Securities.

     1.   Sale, Purchase and Delivery of Preferred Securities; Description
          ----------------------------------------------------------------
of Preferred Securities.
- -----------------------


          (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Offerors hereby agree that the Trust shall issue and sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $10.00 per share (the "Purchase Price"), the respective number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto. Because the proceeds from the
                            ----------
sale of the Preferred

Securities will be used to purchase from the Company its Debentures (as hereinafter defined and as described in the Prospectus), the Company shall pay to each Underwriter a commission of $0.40 per Preferred Security purchased (the "Commission"). The Underwriters may by notice to the Company amend Schedule I to amend the number of Preferred Securities to be purchased by each Underwriter, provided that the total number of Preferred Securities listed on Schedule I
                                                                 ----------
shall equal 2,500,000.

          Payment of the Purchase Price and the Commission and delivery of certificates for the Preferred Securities shall be made at the offices of J.J.B. Hilliard, W.L. Lyons, Inc., 501 South Fourth Street, Louisville, Kentucky 40202, or such other place as shall be agreed to by you and the Offerors, at 10:00 a.m. (Louisville, Kentucky time) on January __, 2002 (the "Closing Date"), or unless postponed in accordance with the provisions of Section 9. Such payments shall be made to an account designated by the Trust by wire transfer of same-day funds, in the amount of the Purchase Price therefor, against delivery by or on behalf of the Trust to you for the respective accounts of the two Underwriters of certificates for the Preferred Securities to be purchased by the Underwriters. Delivery of the Preferred Securities may be made by credit through full FAST transfer to the accounts at The Depository Trust Company ("DTC") designated by the Underwriters. The Preferred Securities shall be represented in the form of one or more fully registered global Preferred Securities Certificates registered in the name of the nominee of DTC.

          Time shall be of the essence, and delivery of the certificates for the Preferred Securities at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder.

          (b) The Offerors propose that the Trust issue the Preferred Securities pursuant to an Amended and Restated Trust Agreement among First Union Trust Company, National Association, as Property Trustee and Delaware Trustee, the Administrative Trustees named therein (collectively, the "Trustees") and the Company, in substantially the form heretofore delivered to the Underwriters, said Agreement being hereinafter referred to as the "Trust Agreement". In connection with the issuance of the Preferred Securities, the Company proposes
(i) to issue its 8.25% Subordinated Debentures due 2032 (the "Debentures") pursuant to an Indenture, to be dated as of January __, 2002, between the Company and First Union Trust Company, National Association, as indenture trustee (the "Indenture") and (ii) to guarantee certain payments on the Preferred Securities pursuant to a Preferred Securities Guarantee Agreement, to be dated as of January __, 2002, between the Company and First Union Trust Company, National Association, as guarantee trustee (the "Guarantee"), to the extent described therein.

     2.   Representations and Warranties. The Offerors, jointly and severally,
          ------------------------------
represent and warrant to, and agree with, each of the Underwriters that:

          (a) The reports filed with the Securities and Exchange Commission (the "Commission") by the Company under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder (the "1934 Act Regulations") at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) The Offerors have prepared and filed with the Commission a registration statement on Form S-3 (File Numbers 333-76632 and 333-76632-01)
for the registration of the Preferred Securities, the Guarantee and $25,773,200 aggregate principal amount of Debentures under the Securities Act of 1933, as amended (the "1933 Act"), including the related prospectus subject to completion, and one or more amendments to such registration statement may have been so filed, in each case in conformity in all material respects with the requirements of the 1933 Act, the rules and regulations promulgated thereunder (the "1933 Act Regulations") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations thereunder. Copies of such registration statement, including any amendments thereto and any documents incorporated by reference therein, each Preliminary Prospectus (as defined herein) contained therein and the exhibits, financial statements and schedules to such registration statement, as finally amended and revised, have heretofore been delivered by the Offerors to the Underwriters. After the execution of this Agreement, the Offerors will file with the Commission (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the 1933 Act and any of the changes or insertions in this clause (i) are consented to by the Underwriters or required, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A of the 1933 Act Regulations ("Rule 430A") or permitted by Rule 424(b) of the 1933 Act Regulations ("Rule 424(b)") and as have been provided to and not objected to by the Underwriters prior to (or as are agreed to by the Underwriters subsequent to) the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the 1933 Act, an amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective, a copy of which amendment has been furnished to and not objected to by the Underwriters prior to (or is agreed to by the Underwriters subsequent to) the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective under the 1933 Act, including (A) all financial schedules and exhibits thereto, (B) all documents (or portions thereof) incorporated by reference therein filed under the 1934 Act, and (C) any information omitted therefrom pursuant to Rule 430A and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto including all documents (or portions thereof) incorporated by reference therein under the 1934 Act (including the prospectus subject to completion, if any, included in the Registration Statement and each prospectus filed pursuant to Rule 424(a) under the 1933 Act); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b)(1) or (4) or, if no prospectus is required to be filed pursuant to Rule 424(b)(1) or (4), the prospectus included in the Registration Statement, in each case including the financial schedules and all documents (or portions thereof) incorporated by reference therein under the 1934 Act. The date on which the Registration Statement becomes effective is hereinafter referred to as the "Effective Date."

          (c) The documents incorporated by reference in the Preliminary Prospectus or Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and when read together and with the other information in the Preliminary Prospectus or Prospectus, as the case may be, at the time the Registration Statement became or becomes effective and at the Closing Date, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the date that each Preliminary Prospectus was filed with the Commission or as of the date that the Prospectus and any amendment or supplement thereto was filed with the Commission (or, if not filed, on the date provided by the Offerors to the Underwriters in connection with the offering and sale of the Preferred Securities), as the case may be, no event has or will have occurred which should have been set forth in an amendment or supplement to any of the documents incorporated by reference in the Preliminary Prospectus or Prospectus which has not then been set forth in such an amendment or supplement.

          (d) No order preventing or suspending the use of any Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) has been issued by the Commission, nor has the Commission, to the knowledge of the Offerors, threatened to issue such an order or instituted proceedings for that purpose. Each Preliminary Prospectus, at the time of filing thereof, (i) complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (ii) did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this
                                            --------  -------
representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by any of the Underwriters expressly for inclusion in the Prospectus beneath the heading "Underwriting" (such information referred to herein as the "Underwriters' Information"). As of the date that each Preliminary Prospectus was filed with the Commission or as of the date that the Prospectus and any amendment or supplement thereto was filed with the Commission (or, if not filed, on the date provided by the Offerors to the Underwriters in connection with the offering and sale of the Preferred Securities), as the case may be, no event has or will have occurred which should have been set forth in an amendment or supplement to the Preliminary Prospectus or Prospectus which has not then been set forth in the Preliminary Prospectus, Prospectus or such an amendment or supplement. Each Preliminary Prospectus and the Prospectus will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system, except to the extent permitted by Regulation S-T.

          (e) The Registration Statement has been declared effective under the 1933 Act, and no post-effective amendment to the Registration Statement has been filed with the Commission as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened by the Commission. At the Effective Date and at all times subsequent thereto, up to and including the Closing Date, the Registration Statement and any post-effective amendment thereto (i) complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and (ii) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading. At the Effective Date and at all times when the Prospectus is required to be delivered in connection with offers and sales of Preferred Securities, including, without limitation, the Closing Date, the Prospectus, as amended or supplemented, (A) complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and (B) did not contain and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however,
                                                          --------  -------
that this representation and warranty does not apply to Underwriters' Information. As of the date that the Registration Statement was filed with the Commission, no event has or will have occurred which should have been set forth in an amendment or supplement to the Registration Statement which has not then been set forth in the Registration Statement or such an amendment or supplement. The Registration Statement will be identical to the electronically transmitted copy thereof filed with the Commission pursuant to its EDGAR system, except to the extent permitted by Regulation S-T.

               (f)  (i)   The Company is duly organized, validly existing and in
          good standing under the laws of the Commonwealth of Kentucky, with full corporate and other power and authority to own, lease and operate its properties and conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act").

                    (ii) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to own its property and conduct its business as described in the Registration Statement and Prospectus, to issue and sell its common securities (the "Common Securities") to the Company pursuant to the Trust Agreement, to issue and sell the Preferred Securities, to enter into and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the Trust has no subsidiaries and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Trust; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust is, and at the Closing Date will be, classified as a grantor trust for United States federal income tax purposes; the Trust is not, and at the Closing Date will not be, to the knowledge of the Offerors, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is, and as of the Closing Date will be, treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

               (g) The Company has five (5) direct or indirect subsidiaries, which are listed on Exhibit A attached hereto and incorporated herein
                    ---------
(collectively, the "Subsidiaries"). The Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity that conducts material ongoing operations other than the Subsidiaries. Each Subsidiary is a national banking association, trust company or corporation duly organized or incorporated (as applicable), validly existing and in active status or good standing, as applicable, with all applicable Regulators (as defined below) and under the laws of its respective jurisdiction of organization or incorporation. Each such Subsidiary has full corporate and other power and authority to own, lease and operate its properties and to conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted. The deposit accounts of Community Trust Bank, National Association and Citizens National Bank Trust of Hazard (the "Bank") are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation (the "FDIC") up to the maximum amount provided by law; and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Offerors, threatened.

               (h) The Company and each of the Subsidiaries is duly qualified or authorized to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification or authorization and in which the failure to be so qualified or authorized would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. All of the issued and outstanding shares of capital stock of the Subsidiaries (i) have been duly authorized and are validly issued, (ii) are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 55 and (iii) other than any director's qualifying shares, except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are directly or indirectly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

               (i) The capital stock of the Company and the equity securities of the Trust conform to the description thereof contained in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The outstanding shares of capital stock and equity securities of each Offeror have been duly authorized and validly issued and are fully paid and nonassessable, and no such shares were issued in violation of the preemptive or similar rights of any security holder of an Offeror; no person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Offerors. Except as disclosed in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding rights, options or warrants to acquire any securities of the Offerors or the Subsidiaries, and there are no outstanding securities convertible into or exchangeable for any securities of the Offerors or the Subsidiaries and no restrictions upon the voting or transfer of any capital stock of the Company or equity securities of the Trust pursuant to the Company's corporate charter or bylaws, the Trust Agreement or any agreement or other instrument to which an Offeror is a party or by which an Offeror is bound. As of the date set forth therein, the Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (j)    (i)   The Trust has all requisite power and authority
         to issue, sell and deliver the Preferred Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Trust Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All corporate and trust action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Preferred Securities in accordance with such terms and conditions has been validly and sufficiently taken. The Preferred Securities, when issued, delivered and paid for in accordance with this Agreement, will be duly and validly issued and outstanding, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust, the holders thereof will be entitled to the benefits of the Trust Agreement, will not be issued in violation of or subject to any preemptive or similar rights, and will conform to the description thereof contained in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Trust Agreement. None of the Preferred Securities, immediately prior to delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

                         (ii) The Debentures have been duly and validly authorized, and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered to the Trust as contemplated by the Trust Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws, will be in the form contemplated by, and the holders thereof will be entitled to the benefits of, the Indenture, will conform to the description thereof contained in the Prospectus and will be owned by the Trust free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon transfer, preemptive rights, claim, equity or other defect.

                         (iii) The Guarantee has been duly and validly authorized, and, when duly and validly executed and delivered to the guarantee trustee for the benefit of the holders of the Preferred Securities, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and will conform to the description thereof contained in the Prospectus.

                         (iv) The Agreement as to Expenses and Liabilities between the Company and the Trust (the "Expense Agreement") has been duly and validly authorized, and, when duly and validly executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and will conform to the description thereof contained in the Prospectus.

               (k) The Offerors and the Subsidiaries have complied with all foreign, federal, state and local statutes, regulations, ordinances and rules applicable to the ownership and operation of their properties or the conduct of their businesses as described in or contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted, except where the failure to be in compliance would not have a material adverse effect upon the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

               (l) The Offerors and the Subsidiaries have all permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities ("Permits") as are necessary to own and lease their properties and conduct their businesses in the manner described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except where the failure to have such Permits would not have a material adverse effect upon the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. All material Permits are in full force and effect and each of the Offerors and the Subsidiaries are in all material respects complying therewith, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any material Permit, subject in each case to such qualification as may be adequately disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). No material Permit contains any restriction that would materially impair the ability of the Company or the Subsidiaries to conduct their businesses in the manner consistent with their past practices. Neither the Offerors nor any of the Subsidiaries has received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any material Permit.

               (m) Neither of the Offerors nor any of the Subsidiaries is in breach or violation of its corporate charter, by-laws, operating agreement or other governing documents (including without limitation, the Trust Agreement) in any material respect. Neither of the Offerors nor any of the Subsidiaries is, and to the knowledge of the Offerors, no other party is, in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement, obligation, representation, warranty or condition contained in (i) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, material Permit or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which breach, violation or default could have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, and to the knowledge of the Offerors, no other party has asserted that the Offerors or any of the Subsidiaries is in such violation, breach or default (provided that the foregoing shall not apply to defaults by borrowers from the Bank), or (ii) except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties the breach, violation or default of which could have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

               (n) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Trust Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Preferred Securities pursuant to, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter or by-laws of the Company or any Subsidiary, the Trust Agreement, the Guarantee, the Indenture, any indenture, mortgage, deed of trust, loan or credit agreement or note, or any material contract, lease, franchise, license, Permit or any other agreement or instrument to which either Offeror or any Subsidiary is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over either Offeror or any Subsidiary or any of their respective properties which conflict, creation, imposition, breach, violation or default would have either singly or in the aggregate a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Indenture, the Guarantee, the Registration Statement and the Prospectus, except such as have been obtained under the 1933 Act, the Trust Indenture Act and from the American Stock Exchange, Inc. ("American Stock Exchange") relating to the listing of the Preferred Securities, and such as may be required under state securities laws or Interpretations or Rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Preferred Securities by the Underwriters.

               (o) The Offerors have all requisite power and authority to enter into this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding agreement of the Offerors, enforceable against the Offerors in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. Each of the Indenture, the Trust Agreement, the Guarantee and the Expense Agreement has been duly authorized by the Company, and, when executed and delivered by the Company on the Closing Date, each of said agreements will constitute a valid and legally binding obligation of the Company and will be enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act.

               (p) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them and material to their business, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and other defects except such as are referred to in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or such as do not materially affect the value of such property in the aggregate and do not materially interfere with the use made or proposed to be made of such property; and all of the leases under which the Company or the Subsidiaries hold real or personal property are valid, existing and enforceable leases and in full force and effect with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real or personal property, and neither the Company nor any of the Subsidiaries is in default in any material respect of any of the terms or provisions of any leases. To the best knowledge of the Company, no hazardous substances, hazardous wastes, pollutants or contaminants have been deposited or disposed of in, on or under the properties of the Company or any of the Subsidiaries (including properties owned, managed or controlled by a Subsidiary in connection with its lending activities) during the period in which the Company or the Subsidiary has owned, occupied, managed, controlled or operated such properties, in violation of any environmental, safety, health or similar laws or regulations, orders, decrees or permits relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Regulations"), or any order, judgment, decree or permit which would require remedial action under any Environmental Regulation, excluding any violation or remedial action which would not have, in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of Company and the Subsidiaries on a consolidated basis.

               (q) Deloitte & Touche LLP, which has certified the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 2000, including the notes thereto, and Ernst & Young LLP, which has certified the consolidated financial statements of the Company and its subsidiaries for certain years prior thereto, including the notes thereto, all as included or incorporated by reference in the Registration Statement and Prospectus, are the firms of independent public accountants with respect to the Company and its subsidiaries, as required by the 1933 Act and the 1933 Act Regulations.

               (r) The consolidated financial statements including the notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) with respect to the Company and its subsidiaries comply in all material respects with the 1933 Act and the 1933 Act Regulations and present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated balance sheets, statements of income, comprehensive income, cash flows and stockholders' equity of the Company and its subsidiaries for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except that the interim financial statements are subject to normal year-end adjustments and do not include all footnotes required by generally accepted accounting principles for audited financial statements. The selected consolidated financial data concerning the Company included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) comply in all material respects with the 1933 Act and the 1933 Act Regulations, have been derived from the financial statements or operating records of the Company, present fairly the information set forth therein, and have been compiled on a basis consistent with that of the consolidated financial statements of the Company in the Registration Statement and the Prospectus (or such Preliminary Prospectus). The other financial, statistical and numerical information included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) complies in all material respects with the 1933 Act and the 1933 Act Regulations, has been derived from the financial statements or operating records of the Company, presents fairly the information shown therein, and to the extent applicable has been compiled on a basis consistent with the consolidated financial statements of the Company included in the Registration Statement and the Prospectus (or such Preliminary Prospectus).

               (s) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except as otherwise stated therein:

                    (i) neither of the Offerors nor any of the Subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material to the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis;

                    (ii) there has not been any material adverse change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

                    (iii) neither of the Offerors nor any of the Subsidiaries
               has incurred any liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which are material to the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis;

                    (iv) Neither of the Offerors has declared or paid any dividend and neither of the Offerors nor any of the Subsidiaries has become delinquent in the payment of principal or interest on any outstanding borrowings;

                    (v) there has not been any change in the capital stock, long-term debt, obligations under capital leases or, other than in the ordinary course of business, short-term borrowings of the Offerors or the Subsidiaries; and

                    (vi) there has not occurred any other event and there has arisen no set of circumstances required to be disclosed pursuant to the 1933 Act or the 1933 Act Regulations which has not been so set forth in the Registration Statement or such Prospectus as fairly and accurately summarized therein.

               (t) Except as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Offerors, threatened, against or affecting either Offeror or any Subsidiary or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the consummation of this Agreement or the transactions contemplated herein or the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus (or such Preliminary Prospectus) and is not so disclosed.

               (u) There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations or the Trust Indenture Act (or any rules or regulations thereunder) which have not been filed as exhibits to or incorporated by reference into the Registration Statement, or that are required to be summarized in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) that are not so summarized.

               (v) Neither of the Offerors has taken, directly or indirectly, any action causing or resulting in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of any security of an Offeror in connection with the sale or resale of the Preferred Securities in violation of the Commission's rules and regulations, including, but not limited to, Regulation M, nor is either Offeror aware of any such action having been taken or to be taken by any affiliate of the Offerors.

               (w) Each of the Offerors and the Subsidiaries owns, or possesses adequate rights to use, all patents, copyrights, trademarks, service marks, trade names and other rights necessary to conduct the businesses now conducted by it in all material respects or as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and neither of the Offerors nor any Subsidiary has received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, and the Offerors do not know of any basis for any such infringement or conflict.

               (x) Except as adequately disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no labor dispute involving the Company or any Subsidiary exists or, to the knowledge of the Offerors, is imminent which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Neither the Company nor any of the Subsidiaries has received notice of any existing or threatened labor dispute by the employees of any of its principal suppliers, customers or contractors which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

               (y) Each of the Offerors and the Subsidiaries has timely and properly prepared and filed, or have timely and properly filed extensions for, all necessary federal, state, local and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith or where the failure to so timely and properly prepare and file would not have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. The Offerors have no knowledge of any tax deficiency which has been or might be assessed against either Offeror or any Subsidiary which, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

               (z) Each of the contracts, agreements and instruments described or referred to in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and each contract, agreement and instrument filed as an exhibit to the Registration Statement is in full force and effect and is the legal, valid and binding agreement of the Offerors or the Subsidiaries, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. Except as disclosed in the Prospectus (or such Preliminary Prospectus), to the knowledge of the Offerors, no other party to any such agreement is (with or without notice or lapse of time or both) in breach or default in any material respect thereunder.

               (aa) No relationship, direct or indirect, exists between or among either Offeror or any Subsidiary, on the one hand, and any director, officer, trustee, shareholder, customer or supplier of either Offeror or any Subsidiary, on the other hand, which is required to be described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) which is not adequately described therein.

               (bb) No person has the right to request or require either Offeror or any Subsidiary to register any securities for offering and sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Preferred Securities except as adequately disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

               (cc) The Preferred Securities have been approved for listing on the American Stock Exchange, subject to official notice of issuance.

               (dd) Except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no contractual encumbrances or restrictions or material legal restrictions required to be described therein, on the ability of any of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Company, (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of its property or assets to the Offerors.

               (ee) Neither of the Offerors nor any Subsidiary is an "investment company", a company "controlled" by an "investment company" or an "investment adviser" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act") or the Investment Advisers Act of 1940, as amended (the "Advisers Act").

               (ff) The Offerors have not distributed and will not distribute prior to the Closing Date any prospectus in connection with the Offering, other than a Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the 1933 Act and the 1933 Act Regulations and reviewed by the Underwriters.

               (gg) The activities of the Company and the Subsidiaries are permitted under applicable federal and state banking laws and regulations. The Company has all necessary approvals, including the approval of the Board of Governors of the Federal Reserve System ("FRB") to own the capital stock of the Subsidiaries. Neither the Company nor any of the Subsidiaries is a party or subject to any agreement or memorandum with, or directive or other order issued by, the FRB, the Office of the Comptroller of the Currency (the "OCC"), the FDIC or other regulatory authority having jurisdiction over it (each, a "Regulator," and collectively, the "Regulators"), which imposes any restrictions or requirements not generally applicable to entities of the same type as the Company and the Subsidiaries. Neither the Company nor any Subsidiary is subject to any directive from any Regulator to make any material change in the method of conducting their respective businesses, and no such directive is pending or threatened by such Regulators.

               (hh) Each of the Bank and Trust Company of Kentucky, National Association (the "Trust Company") has properly administered all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation and common law, except where the failure to be in compliance would not have a material adverse effect upon the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries taken as a whole. Neither the Bank, the Trust Company nor any of their respective directors, officers or employees has committed any material breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.

               (ii) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

               (jj) Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The books, records and accounts and systems of internal accounting controls of the Company and each of the Subsidiaries comply in all material respects with the requirements of Section 13(b)(2) of the 1934 Act.

               (kk) Other than as contemplated by this Agreement and as disclosed in the Registration Statement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

               (ll) No report or application filed by the Company or any of its Subsidiaries with the Regulators or any other federal or state regulatory authority, as of the date it was filed or amended, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading when made or failed to comply in all material respects with the applicable requirements of the Regulators or any other federal or state regulatory authority, as the case may be.

               (mm) Based upon current guidelines of the FRB, the Debentures will constitute "Tier 1" capital (as defined in 12 C.F.R. Part 225), subject to applicable regulatory restrictions on the amount thereof that can be included in Tier 1 capital.

               (nn) None of the Offerors, the Subsidiaries or any other person associated with or acting on behalf of the Offerors or any of the Subsidiaries, including, without limitation, any director, officer, agent, or employee of any of the Subsidiaries or the Company has, directly or indirectly, while acting on behalf of such Offeror or Subsidiary (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (ii) made any unlawful contribution to any candidate for foreign or domestic office, or to any foreign or domestic government officials or employees or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or to foreign or domestic political parties or campaigns from corporate funds, or failed to disclose fully any contribution in violation of law; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other payment of funds of either or both of the Offerors or a Subsidiary or retained any funds which constitute a violation of any law, rule or regulation or which was or is required to be disclosed in the Registration Statement or the Prospectus pursuant to the requirements of the 1933 Act or the 1933 Act Regulations.

               (oo) The employee benefit plans, including employee welfare benefit plans, of the Company and each of the Subsidiaries (the "Employee Plans") have been operated in material compliance with the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations, except to the extent such noncompliance would not, in the aggregate, have a material adverse effect upon the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors or the Subsidiaries on a consolidated basis.

               (pp) Neither of the Offerors nor any of the Subsidiaries is required to register, become licensed or qualify as a broker-dealer with the Commission under the 1934 Act or under the laws requiring any such registration, licensing or qualification in any state in which it or its subsidiaries conduct business. None of the Offerors nor any of the Subsidiaries has been convicted of any crime or is or is engaged in any conduct that would be a basis for denial, suspension or revocation of registration of a broker-dealer under Section 15 of the 1934 Act, and to the best knowledge of the Company, there is no basis for, or proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial suspension or revocation.

          3.   Offering by the Underwriters. After the Registration Statement
               ----------------------------
becomes effective or, if the Registration Statement is already effective, after this Agreement becomes effective, the Underwriters propose to offer the Preferred Securities for sale to the public upon the terms and conditions set forth in the Prospectus. The Underwriters may from time to time thereafter reduce the public offering price and change the other selling terms, provided the proceeds to the Trust shall not be reduced as a result of such reduction or change.

               The Underwriters may reserve and sell such of the Preferred Securities purchased by the Underwriters as the Underwriters may elect to dealers chosen by them (the "Selected Dealers") at the public offering price set forth in the Prospectus less the applicable Selected Dealers' concessions set forth therein, for re-offering by Selected Dealers to the public at the public offering price. The Underwriters may allow, and Selected Dealers may re-allow, a concession set forth in the Prospectus to certain other brokers and dealers.

          4.   Certain Covenants of the Offerors.  The Offerors, jointly and
               ---------------------------------
severally, covenant with the Underwriters as follows:

               (a) The Offerors shall use their best efforts to cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A and information has been omitted therefrom in reliance on Rule 430A, then the Offerors will prepare and file, in accordance with Rule 430A and Rule 424(b), the Prospectus or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including the Prospectus) containing all information so omitted and will provide evidence satisfactory to the Underwriters of such timely filing.

               (b) The Offerors shall notify you immediately, and, if requested by you, shall promptly confirm such notice in writing:

                    (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, has become effective, or when the Prospectus or any supplement to the Prospectus or any amended Prospectus has been filed;

                    (ii) of the receipt of any comments or requests from the Commission relating to the Registration Statement or the Prospectus;

                    (iii) of any request of the Commission to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information; and

                    (iv) of the issuance by the Commission or any state or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or suspending the qualification of any of the Preferred Securities for offering or sale in any jurisdiction or the institution or threat of institution of any proceedings for any of such purposes. The Offerors shall use their best efforts to prevent the issuance of any such stop order or of any other such order and if any such order is issued, to cause such order to be withdrawn or lifted as soon as possible.

               (c) The Offerors shall furnish to the Underwriters, from time to time without charge, as soon as available, as many copies as the Underwriters may reasonably request of (i) the registration statement as originally filed and of all amendments thereto, in executed form, including exhibits, whether filed before or after the Registration Statement becomes effective, (ii) all exhibits and documents incorporated therein or filed therewith, (iii) all consents and certificates of experts in executed form, (iv) each Preliminary Prospectus and all amendments and supplements thereto, and (v) the Prospectus, and all amendments and supplements thereto.

               (d) During the time when a prospectus is required to be delivered under the 1933 Act, the Offerors shall comply to the best of their ability with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Preferred Securities as contemplated herein and in the Trust Agreement and the Prospectus. The Offerors shall not file any amendment to the registration statement as originally filed or to the Registration Statement and shall not file any amendment thereto or make any amendment or supplement to any Preliminary Prospectus or to the Prospectus unless you shall previously have been advised in writing and provided a copy a reasonable time prior to the proposed filings thereof and to which you or counsel for the Underwriters shall not have objected. If it is necessary, in the Company's reasonable opinion or in the reasonable opinion of the Company's counsel, to amend or supplement the Registration Statement or the Prospectus in connection with the distribution of the Preferred Securities, the Offerors shall forthwith amend or supplement the Registration Statement or the Prospectus, as the case may be, by preparing and filing with the Commission (provided the Underwriters or counsel for the Underwriters do not reasonably object) and furnishing to you such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or the Prospectus, as the case may be (in form and substance satisfactory to you and counsel for the Underwriters). If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus to correct an untrue statement of a material fact or to include a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it is necessary at any time to amend or supplement the Prospectus to comply with the 1933 Act and the 1933 Act Regulations, the Offerors shall, subject to the second sentence of this subsection (d), forthwith amend or supplement the Prospectus by preparing and filing with the Commission, and furnishing to you, such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Prospectus (in form and substance reasonably satisfactory to you and counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (e) The Offerors shall use their best efforts to permit the Preferred Securities to be eligible for clearance and settlement through the facilities of DTC.

               (f) The Offerors shall make generally available to their security holders in the manner contemplated by Rule 158 of the 1933 Act Regulations and furnish to you as soon as practicable, but in any event not later than sixteen
(16) months after the Effective Date, a consolidated earnings statement of the Offerors in reasonable detail, covering a period of at least twelve (12) consecutive months beginning after the Effective Date, conforming with the requirements of Section 11(a) of the 1933 Act and Rule 158.

               (g) The Offerors shall use the proceeds from the sale of the Preferred Securities to be sold by the Trust hereunder in the manner specified in the Prospectus under the caption "Use of Proceeds."

               (h) For five years from the Effective Date, the Offerors shall furnish to the Underwriters copies of all reports and communications (financial or otherwise) furnished by the Offerors to the holders of the Preferred Securities as a class, copies of all reports and financial statements filed with or furnished to the Commission (other than portions for which confidential treatment has been obtained from the Commission) or the American Stock Exchange, any other national securities exchange, or other self-regulatory organization, and such other documents, reports and information concerning the business and financial conditions of the Offerors as the Underwriters may reasonably request, other than such documents, reports and information for which the Offerors have the legal obligation not to reveal to the Underwriters.

               (i) The Offerors shall use their best efforts to cause the Preferred Securities to be listed on the American Stock Exchange or in lieu thereof to be listed, quoted or included on or in another national securities exchange, or the Nasdaq Stock Market and to remain so listed, quoted or included for at least five (5) years from the Effective Date or for such shorter period as may be specified in a written consent of the Underwriters, provided this shall not prevent the Company from redeeming the Preferred Securities pursuant to the terms of the Trust Agreement. If the Preferred Securities are then listed and are exchanged for Debentures, the Company will use its best efforts to have the Debentures promptly listed on the American Stock Exchange or another national stock exchange or in lieu thereof to be included in the Nasdaq Stock Market or to be listed, quoted or included on a national securities exchange or other organization in or on which the Preferred Securities are then listed, quoted or included, and to have the Debentures promptly registered under the Exchange Act.

               (j) Subsequent to the date of this Agreement and through the Closing Date, except as described in or contemplated by the Prospectus, neither the Offerors nor any of the Subsidiaries shall take any action (or refrain from taking any action) which will result in the Offerors or the Subsidiaries incurring any material liability or obligation, direct or contingent, or enter into any material transaction, except in the ordinary course of business, and there will not be any material change in the financial position, capital stock, or any material increase in long-term debt, obligations under capital leases or short-term borrowings of the Offerors and the Subsidiaries on a consolidated basis.

               (k) Except as contemplated by the Prospectus and pursuant to a publicly announced stock repurchase program to purchase shares of Company common stock, the Offerors shall not, for a period of 180 days after the date hereof, without the prior written consent of the Underwriters, purchase, redeem or call for redemption, or prepay or give notice of prepayment (or announce any redemption or call for redemption, or any repayment or notice of prepayment) any of the Offerors' securities.

               (l) The Offerors shall not take, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Offerors in connection with the sale or resale of the Preferred Securities in violation of the Commission's rules and regulations, including, but not limited to, Regulation M, and the Offerors are not aware of any such action taken or to be taken by any affiliate of the Offerors.

               (m) Prior to the Closing Date, the Offerors will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Offerors, the Subsidiaries or the offering of the Preferred Securities (the "Offering") without your prior consent.

          5.   Payment of Expenses. Whether or not this Agreement is terminated
               -------------------
or the sale of the Preferred Securities to the Underwriters is consummated, the Company covenants and agrees that it will pay or cause to be paid (directly or by reimbursement) all costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including:

               (a) the preparation, printing, filing, delivery and shipping of the initial registration statement, the Preliminary Prospectus or Prospectuses, the Registration Statement and the Prospectus and any amendments or supplements thereto, and the printing, delivery and shipping of this Agreement and any other underwriting documents (including, without limitation, selected dealers agreements), the certificates for the Preferred Securities and the Preliminary and Final Blue Sky Memoranda and any legal investment surveys and any supplements thereto;

               (b) all fees, expenses and disbursements of the Offerors' counsel and accountants;

               (c) all fees and disbursements of counsel for the Underwriters in connection with the preparation of the Preliminary and Final Blue Sky Memoranda and any legal investment surveys and any supplements thereto;

               (d) all filing fees and expenses incurred in connection with filings made with the NASD;

               (e) any applicable fees and other expenses incurred in connection with the listing of the Preferred Securities and, if applicable, the Guarantee and the Debentures on the American Stock Exchange;

               (f) the cost of furnishing to you copies of the initial registration statements, any Preliminary Prospectus, the Registration Statement and the Prospectus and all amendments or supplements thereto;

               (g) the costs and charges of any transfer agent or registrar and the fees and disbursements of counsel for any transfer agent or registrar;

               (h) all costs and expenses (including stock transfer taxes) incurred in connection with the printing, issuance and delivery of the Preferred Securities to the Underwriters;

               (i) all expenses incident to the preparation, execution and delivery of the Trust Agreement, the Indenture and the Guarantee; and

               (j) all other costs and expenses incident to the performance of the obligations of the Company hereunder and under the Trust Agreement that are not otherwise specifically provided for in this Section 5.

               If the sale of Preferred Securities contemplated by this Agreement is not completed due to the termination pursuant to the terms hereof (other than pursuant to Section 9 hereof), the Company will pay you your out-of-pocket expenses in connection herewith or in contemplation of the performance of your obligations hereunder, including without limitation travel expenses, fees, expenses and disbursements of counsel or other out-of-pocket expenses incurred by you in connection with any discussion of the Offering or the contents of the Registration Statement, any investigation of the Offerors and the Subsidiaries, or any preparation for the marketing, purchase, sale or delivery of the Preferred Securities, in each case following presentation of reasonably detailed invoices therefor.

               If the sale of Preferred Securities contemplated by this Agreement is completed, the Company shall not be responsible for payment of fees or disbursements of counsel for the Underwriters other than in accordance with paragraph (c) above, or for the reimbursement of any expenses of the Underwriters.

          6.   Conditions of the Underwriters' Obligations. The obligations of
               -------------------------------------------
the Underwriters to purchase and pay for the Preferred Securities are subject to the accuracy of the representations and warranties and to compliance with the agreements of the Offerors herein as of the date hereof and as of the Closing Date, to the accuracy of the written statements of the Offerors made pursuant to the provisions hereof, to the performance by the Offerors of their covenants and obligations hereunder and to the following additional conditions:

               (a) If the Registration Statement or any amendment thereto filed prior to the Closing Date has not been declared effective prior to the time of execution hereof, the Registration Statement shall become effective not later than 10:00 a.m. (Louisville, Kentucky time) on the first business day following the time of execution of this Agreement, or at such later time and date as you may agree to in writing. If required, the Prospectus and any amendment or supplement thereto shall have been timely filed in accordance with Rule 424(b) and Rule 430A under the 1933 Act and Section 4(a) hereof. No stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued under the 1933 Act or any applicable state securities laws and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Offerors or the Underwriters, shall be contemplated by the Commission or any state authority. Any request on the part of the Commission or any state authority for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction and to the satisfaction of counsel for the Underwriters.

               (b) Neither the Registration Statement or any post-effective amendment thereto, nor the Prospectus or any amendment or supplement thereto, shall contain an untrue statement of a fact which, in your opinion, is material or omits to state a fact which, in your opinion, is material and is required to be stated therein or is necessary to make statements therein (in the case of the Prospectus or any amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Trust Agreement and the Preferred Securities, and the authorization and form of the Registration Statement and Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby or by the Trust Agreement shall be satisfactory in all material respects to counsel for the Underwriters, and the Offerors and the Subsidiaries shall have furnished to such counsel all documents and information relating thereto that they may reasonably request to enable them to pass upon such matters.

               (d) Greenebaum Doll & McDonald PLLC ("GD&M"), counsel for the Offerors, shall have furnished to you their signed opinion or opinions, dated the Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the Commonwealth of Kentucky, and is duly registered as a bank holding company under the BHC Act. Each of the Subsidiaries is validly existing and in active status or good standing under the laws of its jurisdiction of incorporation or organization, as the case may be. Each of the Company and the Subsidiaries has full power and authority to own or lease its properties and to conduct its business as such business is described in the Prospectus;

                    (ii) The capital stock, Debentures and Guarantee of the Company and the equity securities of the Trust conform to the description thereof contained in the Prospectus in all material respects. The capital stock of the Company authorized as of September 30, 2001 is as set forth under the caption "Capitalization" in the Prospectus, and the shares issued and outstanding as indicated in this opinion have been duly authorized and validly issued and are fully paid and nonassessable. To the best of such counsel's knowledge, and except as described in the Registration Statement or the Prospectus (or if the Prospectus is not yet in existence, the most recent Preliminary Prospectus), there are no outstanding rights, options or warrants to purchase, no other outstanding securities convertible into or exchangeable for, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or equity securities of the Trust;

                    (iii) The issuance, sale and delivery of the Preferred Securities and Debentures in accordance with the terms and conditions of this Agreement and the Indenture have been duly authorized by all necessary actions of the Offerors.

                    (iv) The Preferred Securities have been duly authorized by the Trust Agreement and, when issued and sold in accordance with the Trust Agreement will be duly and validly issued, fully paid and nonassessable beneficial interests in the assets of the Trust and entitled to the benefits of the Trust Agreement, and will conform in all material respects to the description thereof in the Registration Statement and the Prospectus. The Preferred Securities have been approved for listing on the American Stock Exchange, subject to official notice of issuance.

                    (v) There are no preemptive or other rights to subscribe for or to purchase, and other than as disclosed in the Prospectus, no restrictions upon the voting or transfer of, any shares of capital stock or equity securities of either Offeror pursuant to the corporate charter, by-laws or other governing documents (including, without limitation, the Trust Agreement) of either Offeror or any of the Subsidiaries, or, to the best of such counsel's knowledge, any agreement or other instrument to which either Offeror or any of the Subsidiaries is a party or by which either Offeror or any of the Subsidiaries may be bound.

                    (vi) The Offerors have all requisite corporate and trust power to enter into and perform their obligations under this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding obligations of the Offerors enforceable against the Offerors in accordance with its terms, except as the enforcement hereof or thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach;

                    (vii) Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                    (viii) The Debentures have been duly authorized, executed, authenticated and delivered by the Company, the holders thereof are entitled to the benefits of the Indenture, and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                    (ix) The Expense Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                    (x) To the best of such counsel's knowledge, neither of the Offerors nor any of the Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, by-laws or governing document (including, without limitation, the Trust Agreement). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement and the Trust Agreement do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of either Offeror or any Subsidiary or the Preferred Securities pursuant to, or constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter, by-laws, operating agreement or governing document (including, without limitation, the Trust Agreement) of either Offeror or any Subsidiary, or to the best of such counsel's knowledge, any indenture, mortgage, deed of trust, loan or credit agreement, note, material contract, lease, franchise, license or any other agreement or instrument to which either Offeror or any Subsidiary is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, franchise, license, Permit, or rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to such counsel having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties. No authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under Kentucky law in connection with the transactions contemplated by this Agreement in connection with the purchase and distribution of the Preferred Securities by the Underwriters;

                    (xi) To the best of such counsel's knowledge, holders of securities of either Offeror either do not have any right that, if exercised, would require either Offeror to cause such securities to be included in the Registration Statement or have waived such right. To the best of such counsel's knowledge, neither of the Offerors nor any of the Subsidiaries is a party to any agreement or other instrument which grants rights for or relating to the registration of any securities of either Offeror;

                    (xii) Except as set forth in the Registration Statement and the Prospectus, to the best of such counsel's knowledge, (i) no action, suit or proceeding at law or in equity is pending or threatened in writing to which any of the Offerors or the Subsidiaries is or could reasonably be expected to become a party, and (ii) no action, suit or proceeding is pending or threatened in writing against or affecting any of the Offerors or the Subsidiaries or any of their respective properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of this Agreement or the issuance and sale of the Preferred Securities as contemplated herein which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed;

                    (xiii) No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Registration Statement and the Prospectus, except such as have been obtained under the 1933 Act and the Trust Indenture Act, and except such as may be required under state securities laws or Interpretations or Rules of the NASD in connection with the purchase and distribution of the Preferred Securities by the Underwriters, as to which such counsel need express no opinion;

                    (xiv) The Registration Statement and the Prospectus and any amendments or supplements thereto and any documents incorporated therein by reference (other than the financial statements or other financial data included therein or omitted therefrom and Underwriters' Information, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations as of their respective dates of effectiveness;

                    (xv) To the best of such counsel's knowledge, there are no contracts, agreements, leases or other documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not so disclosed or filed;

                    (xvi) The statements under the captions "Description of the Trust," "Description of the Preferred Securities," "Description of the Debentures," "Book-Entry Issuance," "Description of the Guarantee," "Relationship Among the Preferred Securities, the Debentures and the Guarantee," and "ERISA Considerations" in the Prospectus, and the statements under the captions "Supervision and Regulation" and "Item 3. Legal Proceedings" in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, incorporated by reference into the Prospectus, insofar as such statements constitute a summary of legal and regulatory matters, documents or instruments referred to therein, are accurate descriptions of the matters summarized therein in all material respects and fairly present the information called for with respect to such legal matters, documents and instruments, other than financial and statistical data as to which said counsel shall not be required to express any opinion or belief;

                    (xvii) The statements under the caption "Federal Income Tax Consequences" in the Prospectus, insofar as such statements constitute a summary of legal and regulatory matters, documents or instruments referred to therein, are accurate descriptions of the matters summarized therein in all material respects and fairly present the information called for with respect to such legal matters, documents and instruments (in addition, such counsel shall confirm the opinions and advice set forth in the Prospectus under the caption "Federal Income Tax Consequences");

                    (xviii) Such counsel has been advised by the staff of the Commission that the Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made within the time period required by Rule 424(b); to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order are pending or threatened by the Commission; and

                    (xviv) Except as described in the Prospectus, to the best of such counsel's knowledge, there are no contractual encumbrances or restrictions, or material legal restrictions required to be described therein on the ability of any of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay indebtedness owed to the Offerors, (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of its property or assets to either of the Offerors.

               In giving the above opinion, such counsel may state that, insofar as such opinion involves factual matters, such counsel has relied upon certificates of officers of the Offerors including, without limitation, certificates as to the identity of any and all indentures, mortgages, deeds of trust, loan or credit agreements, notes, material contracts, leases, franchises, licenses or other agreements or instruments, and all Permits, easements, consents, licenses, franchises and government regulatory authorizations, for purposes of paragraphs (x), (xi), (xv) and (xviv) hereof and certificates of public officials. In giving such opinion, such counsel may rely as to matters of Delaware law upon the opinion of Richards, Layton & Finger, P.A. described herein.

                Such counsel shall also confirm that, in connection with the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers and representatives of the Offerors and with their independent public accountants and with you and your counsel, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed in detail the contents of the Registration Statement and Prospectus and the documents incorporated therein by reference (without taking further action to verify independently the statements made in the Registration Statement and the Prospectus, and without assuming responsibility for the accuracy or completeness of such statements, except to the extent expressly provided above) and such counsel has no reason to believe
(A) that the Registration Statement or any amendment thereto (except for the financial statements and related schedules and statistical data and exhibits included therein or omitted therefrom or Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (B) that the Prospectus or any amendment or supplement thereto or the documents incorporated therein by reference (except for the financial statements and related schedules and statistical data and exhibits included therein or omitted therefrom or Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement became effective (or, if the term "Prospectus" refers to the prospectus first filed pursuant to Rule 424(b) of the 1933 Act Regulations, at the time the Prospectus was issued), at the time any such amended or supplemented Prospectus was issued and at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary, in the light of the circumstances under which they were made, to make the statements therein not misleading, or (C) that there is any amendment to the Registration Statement required to be filed that has not already been filed.

                (e) Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, shall have furnished to you their signed opinion, dated as of Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                      (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act.

                      (ii) The Trust Agreement constitutes a valid and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms.

                      (iii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, this Agreement,
          (ii) to issue and perform its obligations under the Trust Securities and (iii) to conduct its business as described in the Prospectus.

                    (iv) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations under this Agreement, have been duly authorized by all necessary trust action on the part of the Trust.

                    (v) The Preferred Securities are duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the holders of the Preferred Securities against payment therefor in accordance with the Trust Agreement, will be validly issued and, subject to the qualification expressed in paragraph (vi) below, fully paid and nonassessable, undivided, beneficial interests in the assets of the Trust. The holders of the Preferred Securities are entitled to the benefits of the Trust Agreement. The form of Preferred Securities Certificate has been duly authorized by the Trust and complies with all applicable requirements, if any, of the Delaware Business Trust Act.

                    (vi) Holders of Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to shareholders of private, for-profit corporations organized under the General Corporation Law of the State of Delaware. Such opinion may note that the holders of Preferred Securities may be obligated to make payments as set forth in the Trust Agreement.

                    (vii) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Preferred Securities is not subject to preemptive rights.

                    (viii) The issuance and sale by the Trust of the Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, and the consummation by the Trust of the transactions contemplated by this Agreement do not violate (a) any provisions of the Trust Agreement or (b) any applicable Delaware law, rule or regulation.

                    (ix) Neither the execution, delivery or performance by the Trust of this Agreement, nor the offering, issuance, sale or delivery of the Preferred Securities, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust with the Secretary of State of the State of Delaware.

               Such opinion may state that it is limited to the laws of the State of Delaware and that the opinions expressed in paragraph (ii) and the second sentence of paragraph (v) above are subject to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent transfer and conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                (f) Squire, Sanders & Dempsey L.L.P., counsel for the Underwriters, shall have furnished you its signed opinion, dated the Closing Date, with respect to the sufficiency of all corporate procedures and other legal matters relating to this Agreement, the validity of the Preferred Securities, the Registration Statement, the Prospectus and such other related matters as you may reasonably request and there shall have been furnished to such counsel such documents and other information as such counsel may reasonably request to enable them to pass on such matters. In giving such opinion, Squire, Sanders & Dempsey L.L.P. may rely as to matters of fact upon statements and certifications of officers of the Offerors and of other appropriate persons and may rely as to matters of law (other than the laws of the United States and the State of Ohio), upon the opinions of GD&M and Richards, Layton & Finger, P.A. described herein.

                (g) On the date of this Agreement and on the Closing Date, the Underwriters shall have received from Deloitte & Touche LLP a letter, dated the date of this Agreement and the Closing Date, respectively, in form and substance satisfactory to the Underwriters, confirming that they are independent public accountants with respect to the Company (which shall be inclusive of its subsidiaries for purposes of this Section 6(g)), within the meaning of the 1933 Act and the 1933 Act Regulations, and stating in effect that:

                    (i) In their opinion, the consolidated financial statements of the Company audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.

                    (ii) On the basis of the procedures specified by the American Institute of Certified Public Accountants as described in SAS No. 71, "Interim Financial Information," inquiries of officials of the Company responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, which procedures do not constitute an audit in accordance with U.S. generally accepted auditing standards, nothing came to their attention that caused them to believe that, if applicable, the unaudited interim consolidated financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, 1933 Act Regulations, 1934 Act and 1934 Act Regulations, including, without limitation, Regulation S-K, or are not in conformity with U.S. generally accepted accounting principles applied on a basis substantially consistent (except as noted in the Registration Statement) with the basis for the audited consolidated financial statements of the Company included in the Registration Statement.

                    (iii) On the basis of limited procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, consisting of a reading of the unaudited interim financial statements and other information referred to below, a reading of the latest available unaudited condensed consolidated financial statements of the Company, inspection of the minute books of the Company since the date of the latest audited financial statements of the Company included or incorporated by reference in the Registration Statement, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                            (A) as of a specified date not more than five days
               prior to the date of such letter, there have been any changes in the consolidated capital stock of the Company, any increase in the consolidated debt of the Company, any decreases in consolidated total assets or stockholders' equity of the Company, or any changes, decreases or increases in other items specified by the Underwriters, in each case as compared with amounts shown in the latest unaudited interim consolidated statement of financial condition of the Company included in the Registration Statement, except in each case for changes, increases or decreases that the Registration Statement specifically discloses have occurred or may occur or that are described in such letter; and

                            (B) for the period from the date of the latest
               unaudited interim consolidated financial statements of the Company included in the Registration Statement to the specified date referred to in clause (iii)(A), there were any decreases in the consolidated interest income, net interest income or net income of the Company or in the per share amount of net income of the Company, or any changes, decreases or increases in any other items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases that the Registration Statement discloses have occurred or may occur or that are described in such letter.

                    (iv) In addition to the audit referred to in their report included in the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters that are derived from the general accounting records and consolidated financial statements of the Company which appear in the Registration Statement, and they have compared such amounts, percentages and financial information with the accounting records and the material derived from such records and consolidated financial statements of the Company and have found them to be in agreement.

               In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases as specified in clauses
(iii)(A) or (iii)(B) above, or any exceptions from such agreement specified in clause (iv) above, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters, that such changes, decreases, increases or exceptions as are set forth in such letters do not (x) reflect a material adverse change in the items specified in clause (iii)(A) above as compared with the amounts shown in the latest unaudited consolidated statement of financial condition of the Company included in the Registration Statement, (y) reflect a material adverse change in the items specified in clause (iii)(B) above as compared with the corresponding periods of the prior year or other period specified by the Underwriters, or (z) reflect a material change in items specified in clause (iv) above from the amounts shown in the Preliminary Prospectus distributed by the Underwriters in connection with the offering contemplated hereby or from the amounts shown in the Prospectus.

                (h) At the Closing Date, you shall have received certificates of the Chairman and Chief Executive Officer or the President and the Treasurer of the Company, which certificates shall be deemed to be made on behalf of the Company dated as of the Closing Date, evidencing satisfaction of the conditions of Section 6(a) and stating that (i) the representations and warranties of the Company set forth in Section 2(a) hereof are accurate as of the Closing Date, and that each of the Offerors has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Date; (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis; (iii) since such dates, there has not been any material transaction entered into by the Offerors or the Subsidiaries, other than transactions in the ordinary course of business; and (iv) they have carefully examined the Registration Statement and the Prospectus, as amended or supplemented, and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date, contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary, in the light of the circumstances under which they were made, to make the statements therein not misleading; and (v) covering such other matters as you may reasonably request. The officers' certificate of the Company shall further state that no stop order affecting the Registration Statement is in effect or, to their knowledge, threatened.

                (i) At the Closing Date, you shall have received a certificate of an authorized representative of the Trust to the effect that to the best of his or her knowledge based upon a reasonable investigation, the representations and warranties of the Trust in this Agreement are true and correct as though made on and as of the Closing Date; the Trust has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by the Trust on or prior to the Closing Date and since the most recent date as of which information is given in the Prospectus, except as described in the Prospectus, the Trust has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise) of the Trust.

                (j) On the Closing Date, you shall have received duly executed counterparts of the Trust Agreement, the Guarantee, the Indenture and the Expense Agreement.

                (k) The NASD, upon review of the terms of the public offering of the Preferred Securities, shall not have objected to the Underwriters' participation in such offering.

                (l) Prior to the Closing Date, the Offerors shall have furnished to you and counsel for the Underwriters all such other documents, certificates and opinions as they have reasonably requested.

                All opinions, certificates, letters and other documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Offerors shall furnish you with conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

                If any of the conditions referred to in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all of the Underwriters' obligations hereunder may be terminated by you on notice to the Company at, or at any time before, the Closing Date. Any such termination shall be without liability of the Underwriters to the Offerors.

        7.      Indemnification and Contribution.
                --------------------------------

                (a) The Offerors, jointly and severally, agree to indemnify and hold harmless each Underwriter, each of its directors, officers and agents, and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorneys' fees and expenses), joint or several, arising out of or based upon: (i) any untrue statement or alleged untrue statement of a material fact made by the Company or the Trust contained in the registration statement as originally filed or the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto; (ii) any omission or alleged omission to state a material fact in the registration statement as originally filed or the Registration Statement, the Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, required to be stated therein or necessary to make the statements therein not misleading, and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorneys' fees), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the enforcement of this indemnification provision or the contribution provisions of Section 7(d); and shall reimburse each such indemnified party for any legal or other expenses as incurred, but in no event less frequently than 30 days after each invoice is submitted, incurred by them in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Offerors shall not be liable in any such
          --------  -------
case to the extent, but only to the extent, that any such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made therein or omitted therefrom in reliance upon and in conformity with the Underwriters' Information; provided, that the indemnification contained in this paragraph with
             --------
respect to any Preliminary

Prospectus shall not inure to the benefit of any Underwriter (or of any person controlling any Underwriter) to the extent any such losses, claims, damages, liabilities or expenses directly results from the fact that such Underwriter sold Preferred Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to you in sufficient time to distribute same with or prior to the written confirmation of the sale involved), if required by law, and if such loss, claim, damage, liability or expense would not have arisen but for the failure to give or send such person such document. The foregoing indemnity agreement is in addition to any liability the Company or the Trust may otherwise have to any such indemnified party.

                (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each Offeror, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls an Offeror within the meaning of the 1933 Act, to the same extent as required by the foregoing indemnity from the Company to each Underwriter, but only with respect to the Underwriters' Information. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to any such indemnified party.

                (c) If any action or claim shall be brought or asserted against any indemnified party or any person controlling an indemnified party in respect of which indemnity may be sought from the indemnifying party, such indemnified party or controlling person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; provided, however, that the failure so to notify
                             --------  -------
the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under such paragraph, and further, shall only relieve it from liability under such paragraph to the extent prejudiced thereby. Any indemnified party or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or such controlling person unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense or to employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party or such controlling person and the indemnifying party and such indemnified party or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party or controlling person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party or such controlling person), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time and for all such indemnified parties and controlling persons, which firm shall be designated in writing by the indemnified party(ies). Each indemnified party and each controlling person, as a condition of such indemnity, shall use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                An indemnifying party shall not, without the prior written consent of each indemnified party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnity may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party within the meaning of the 1933 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes a release of each such indemnified party reasonably satisfactory to each such indemnified party and each such controlling person from all liability arising out of such claim, action, suit or proceeding, or unless the indemnifying party shall confirm in a written agreement with each indemnified party that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not alter the right of any indemnified party or controlling person to indemnification or contribution as provided in this Agreement.

                (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other from the offering of the Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Preferred Securities (before deducting expenses) received by the Offerors bear to the total underwriting discounts, commissions and compensation received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Offerors on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the first sentence of this paragraph (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                For purposes of this paragraph (d), each person who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each person who controls an Offeror within the meaning of the 1933 Act, each officer and trustee of an Offeror who shall have signed the Registration Statement and each director of an Offeror shall have the same rights to contribution as the Offerors subject in each case to the preceding sentence. The obligations of the Offerors under this paragraph (d) shall be in addition to any liability which the Offerors may otherwise have, and the obligations of the Underwriters under this paragraph (d) shall be in addition to any liability that the Underwriters may otherwise have.

                (e) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter (or any person controlling an Underwriter) or by or on behalf of the Offerors, or such directors, trustees or officers (or any person controlling an Offeror), (ii) acceptance of any Preferred Securities and payment therefor hereunder and (iii) any termination of this Agreement. A successor of any Underwriter or of an Offeror or any such director, trustee or officer (or of any person controlling an Underwriter or an Offeror) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

                (f) The Company agrees to indemnify the Trust against any and all losses, claims, damages or liabilities that may become due from the Trust under this Section 7.

        8.      Termination. You shall have the right to terminate this
                -----------
Agreement at any time by written notice at or prior to the Closing Date, without liability on the part of the Underwriters to the Offerors, if:

                (a) Either Offeror shall have failed, refused or been unable to perform any agreement on its part to be performed under this Agreement, or any of the conditions referred to in Section 6 shall not have been fulfilled, when and as required by this Agreement;

                (b) Either Offeror or any of the Subsidiaries shall have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which in the judgment of the Underwriters materially impairs the investment quality of the Preferred Securities;

                (c) There has been since the respective dates as of which information is given in the Registration Statement or the Prospectus, any materially adverse change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

                (d) There has occurred any outbreak of hostilities or other calamity or crisis or material change in general economic, political or financial conditions, or internal conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Preferred Securities or enforce contracts for the sale of the Preferred Securities;

                (e) Trading generally on the New York Stock Exchange, the American Stock Exchange or in the Nasdaq Stock Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or market system or by the Commission or any other governmental authority;

                (f) A banking moratorium shall have been declared by either federal or Kentucky authorities; or

                (g) Any action shall have been taken by any government in respect of its monetary affairs that, in your reasonable judgment, has a material adverse effect on the United States securities markets.

                If this Agreement shall be terminated pursuant to this Section 8, the Offerors shall not then be under any liability to the Underwriters except as provided in Sections 5 and 7 hereof.

        9.      Default of Underwriters. If either Underwriter shall default in
                -----------------------
its obligations to purchase Preferred Securities hereunder, then the other Underwriter shall be obligated to purchase the Preferred Securities which such defaulting Underwriter agreed but failed to purchase; provided, however, that
                                                      --------  -------
the non-defaulting Underwriter shall be under no obligation to purchase that portion of such Preferred Securities to the extent that the aggregate number of Preferred Securities to be purchased by such non-defaulting Underwriter shall exceed 110% of the underwriting commitment of such non-defaulting Underwriter as set forth in Schedule I hereto.
             ----------

                In the event that the non-defaulting Underwriter is not obligated under the above paragraph to purchase the Preferred Securities that the defaulting Underwriter agreed but failed to purchase, the Underwriters may in their discretion arrange for the non-defaulting Underwriter or for another party or parties to purchase such Preferred Securities on the terms contained herein. If within one business day after such default the Underwriters do not arrange for the purchase of such Preferred Securities, then the Company shall be entitled to a further period of one business day within which to procure another party or parties satisfactory to the Underwriters to purchase such Preferred Securities on such terms.


                In the event that the Underwriters or the Company do not arrange for the purchase of any Preferred Securities to which a default relates as provided above, this Agreement shall be terminated.

                If the remaining Underwriter or substituted underwriters are required hereby or agree to take up all or a part of the Preferred Securities of a defaulting Underwriter as provided in this Section 9, (i) you shall have the right to postpone the Closing Date for a period of not more than five full business days, in order to effect any changes that, in the opinion of counsel for the Underwriters or the Company, may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or agreements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus that, in its opinion, may thereby be made necessary and (ii) the respective numbers of Preferred Securities to be purchased by the remaining Underwriter or substituted underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of any liability it may have for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this
Section 9 shall be without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 7.

        10.     Effective Date of Agreement. If the Registration Statement is
                ---------------------------
not effective at the time of execution of this Agreement, this Agreement shall become effective on the Effective Date at the time the Commission declares the Registration Statement effective. The Company shall immediately notify the Underwriters when the Registration Statement becomes effective.

                If the Registration Statement is effective at the time of execution of this Agreement, this Agreement shall become effective at the earlier of 11:00 a.m. (Columbus, Ohio time) on the first full business day following the day on which this Agreement is executed, or at such earlier time as the Underwriters shall release the Preferred Securities for initial public offering. The Underwriters shall notify the Offerors immediately after they have taken any action which causes this Agreement to become effective.

                Until such time as this Agreement shall have become effective, it may be terminated by the Offerors, by notifying you or by you, by notifying either Offeror, except that the provisions of Sections 5 and 7 shall at all times be effective.

        11.     Representations, Warranties and Agreements to Survive Delivery.
                --------------------------------------------------------------
The representations, warranties, indemnities, agreements and other statements of the Offerors and their officers and trustees set forth in or made pursuant to this Agreement and the agreements of the Underwriters contained in Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Offerors or controlling persons of either Offeror, or by or on behalf of the Underwriters or controlling persons of the Underwriters, and the obligations of the Company pursuant to Section 5 shall survive delivery of and payment for the Preferred Securities and shall survive any termination or cancellation of this Agreement.

        12.     Notices. Except as otherwise provided in this Agreement, all
                -------
notices and other communications hereunder shall be inwriting and shall be deemed to have been duly given if delivered by hand, mailed by registered or certified mail, return receipt requested, or transmitted by any standard form of telecommunication and confirmed. Notices to either Offeror shall be sent to 346 North Mayo Trail, Pikeville, Kentucky 41501, Attention: Jean R. Hale, President (with a copy to Greenebaum Doll & McDonald PLLC, 3300 National City Tower, 101 South Fifth Street, Louisville, Kentucky 40202, Attention: Ivan Diamond, Esq.); and notices to the Underwriters shall be sent to J.J.B. Hilliard, W.L. Lyons, Inc., 501 South 4th Street, Louisville, KY 40202, Attention: Donald E. Merrifield, Vice President; and to Ferris, Baker Watts, Incorporated, 100 Light Street, Baltimore, Maryland 21202, Attention: Cliff Booth (with a copy to Squire, Sanders & Dempsey L.L.P., 1300 Huntington Center, 41 South High Street, Columbus, Ohio 43215, Attention: Fred A. Summer, Esq.). In all dealings with the Company under this Agreement, J.J.B. Hilliard, W.L. Lyons, Inc. and Ferris, Baker Watts, Incorporated shall act jointly as and on behalf of the Underwriters. No statement, request, notice, agreement or action issued or taken in connection with the Offering by either J.J.B. Hilliard, W.L. Lyons, Inc. or Ferris, Baker Watts, Incorporated, acting alone, without the express written agreement of the other party, shall be valid and binding against the other Underwriter.

        13.     Parties. The Agreement herein set forth is made solely for the
                -------
benefit of the Underwriters and the Offerors and, to the extent expressed, directors, trustees and officers of the Offerors, any person controlling the Offerors or the Underwriters, and their respective successors and assigns. No other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, in his status as such purchaser, from the Underwriters of the Preferred Securities.

        14.     Governing Law. This Agreement shall be governed by the laws of
                -------------
the Commonwealth of Kentucky, without giving effect to the choice of law or conflicts of law principles thereof.

        15.     Counterparts. This Agreement may be executed in one or more
                ------------
counterparts, and when a counterpart has been executed by each party hereto all such counterparts taken together shall constitute one and the same Agreement.

         [This Space Intentionally Left Blank. Signatures on Next Page.]

                If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this shall become a binding agreement between the Company, the Trust and you in accordance with its terms.

                                     Very truly yours,

                                     COMMUNITY TRUST BANCORP, INC.


                                     By:________________________________________



                                     CTBI PREFERRED CAPITAL TRUST II

                                        By:  Community Trust Bancorp, Inc., as
                                             Depositor

                                             By:________________________________
                                                Jean R. Hale, Vice Chairman of
                                                the Board of Directors,
                                                President and Chief Executive
                                                Officer

CONFIRMED AND ACCEPTED,
as of JANUARY __, 2002, BY:

J.J.B. HILLIARD, W.L. LYONS, INC.


By:__________________________________
   Donald E. Merrifield, Vice President


FERRIS, BAKER WATTS, INCORPORATED


By:__________________________________
   Cliff Booth, Vice President

                                   SCHEDULE I

Underwriter                                       Number of Preferred Securities
- -----------                                       ------------------------------

J.J.B. Hilliard, W.L. Lyons, Inc.......................         1,750,000

Ferris, Baker Watts, Incorporated......................           750,000
                                                                ---------

         Total.........................................         2,500,000
                                                                =========

                                    EXHIBIT A

              LIST OF SIGNIFICANT DIRECT AND INDIRECT SUBSIDIARIES



                   Community Trust Bank, National Association

                 Trust Company of Kentucky, National Association

                          CTBI Preferred Capital Trust

                       Community Trust Funding Corporation

                   Citizens National Bank and Trust of Hazard

                                      A-1